UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

CYTTA CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-139699 Commission File Number	98-0505761 (I.R.S. Employer Identification Number)

6490 West Desert Inn Road, Suite 101

Las Vegas Nevada 89146

(Address of Principal Executive Offices and Zip Code)

(702) 307-1680

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

As at September 30, 2014, CYTTA Corp. (the “Company”), by and with its wholly owned subsidiary, CYTTA Merger Sub, Inc. (“Merger Sub”), a Nevada corporation and an indirect subsidiary of the Company, completed the closing of a material definitive agreement (the “Merger Agreement”) not made in the ordinary course of its business. On September 11, 2014, the Company filed Form 8-K announcing its execution of the noted Merger Agreement. The parties to the Merger Agreement are the Company, Merger Sub and EraStar, Inc., a Nevada corporation (“EraStar”) (collectively, the “Parties”). No material relationship exists between the Registrant or the Merger Sub and its affiliates on the one hand, and EraStar or its affiliates on the other hand. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the merger, Merger Sub merged with and into EraStar, with EraStar continuing as the surviving entity and an indirect subsidiary of the Company (the “Merger”). The effective time of the Merger was September 30, 2014.

To complete the closing of the Merger Agreement, the respective shareholders and boards of directors of the Company, EraStar and the Merger Sub approved the transaction; exchanged such documents and disclosures that were set forth in the Merger Agreement; and, conducted due diligence so as to confirm the mutual material representations made in the Merger Agreement. Further, such documents that were required to be executed and filed under the Nevada Revised Statutes to effect the merger were executed and duly filed.

Pursuant to the Merger Agreement, at the Closing, the Merger Sub exchanged consideration consisting of approximately twenty seven million, seven hundred and fifty two thousand, eight hundred (27,752,800) newly issued shares of the Company’s Common Stock, with a par value of $0.001 per share (“Common Stock”), and (ii) Five Hundred Thousand (500,000) shares of the Parent’s Series E Convertible Preferred Stock, $0.001 par value per share (“Preferred Stock”), in exchange for one hundred million (100,000,000) shares of EraStar Common Stock, of which 90,000,000 shares are designated as Common Stock and 10,000,000 shares are designated as Preferred Stock.

All vested options and warrants to acquire shares of EraStar’s capital stock were terminated in connection with the Merger, and the holders thereof will be issued Company warrant agreements providing them the option to acquire shares of the Company’s Common Stock upon the terms and subject to the conditions set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as an Exhibit to this Current Report on Form 8-K, and is incorporated herein by reference. The Merger Agreement and related description are intended to provide you with information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its reports filed with the United States Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company in connection with the signing of the Merger Agreement made for purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of the Company are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, EraStar or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

The issuance of the shares of the Company’s Common Stock in connection with the Merger was exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof, based upon appropriate representations and certifications that the Company obtained from each former EraStar stockholder, option holder and warrant holder receiving shares of the Company’s Common Stock.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As at September 30, 2014 – the effective date of the closing of the material definitive agreement, the following changes have been made to the Company and the Merger Sub’s board of directors and officers:

The following persons have been nominated and selected as members of the Company’s and Merger Sub’s board of directors and officers:

Jens Dalsgaard, age 51, appointed as the Registrant’s Director, Chairman of the Board of Directors and Co-Chief Executive Officer. There are were no prior arrangements or understandings between Mr. Dalsgaard and the Registrant and any other person pursuant to which Mr. Dalsgaard was selected for the noted positions. Mr. Dalsgaard started his career working for a small Wall Street investment-banking firm in 1985. After earning Series 7, Series 63, Series 3 and Series 24, he became a branch manager where he hired, trained and led over 100 stockbrokers in several New York area branch offices. Within three years, his firm had grown to over 1,000 registered stockbrokers across 50 national offices. In the early 1990's, he worked for Shearson Lehman. Smith Barney and A.G. Edwards and was a top producing broker, earning the invited titles of Senior Vice President, Chairman's Council and Directors Council. In August 1999, he retired from the New York brokerage business, moved to California, and joined a legendary small company-consulting firm, where he quickly became a top producer by aligning himself only with companies he felt were certain to succeed. His communication and analytical skills helped many emerging companies achieve prominence on Wall Street. Over the last decade, Mr. Dalsgaard has independently consulted to a variety of dynamic emerging growth companies and provided strategies and services that were custom tailored to each company’s specific needs. Mr. Dalsgaard is responsible for setting the overall direction and product strategy for the company. Mr. Dalsgaard has not held any other directorships during the past five years. Mr. Dalsgaard has not been involved in any certain legal proceedings outlined in Item 401 (f) of Regulation SK over the past ten years.

In connection with Mr. Dalsgaard’s appointment as the Company’s Director, Chairman of the Board of Directors and Co-Chief Executive Officer, the Company and Mr. Dalsgaard entered into an Employment Agreement, dated August 15, 2014. The Employment Agreement has a term of three years, and unless either party, prior to the expiration date of the Employment Agreement, gives prior written notice of termination, the term of the agreement will be automatically extended for successive one-year periods. Under his Employment Agreement, Mr. Dalsgaard will be entitled to an annual salary of $25,000, and is eligible to receive, at the discretion of the Company, discretionary bonuses and other employee benefits in accordance with their terms as set forward in his employment agreement. As additional consideration pursuant to his Employment Agreement, on August 15, 2014, Mr. Dalsgaard was granted stock appreciation rights covering two hundred thousand (200,000) shares of the Company’s Preferred Class E common stock. The stock appreciation rights vest in increments of 33.333%, 33.333%, and 33.333% on the anniversary dates of the employment agreement. In the event that the Company terminates Mr. Dalsgaard’s employment at will, Mr. Dalsgaard will be entitled to an amount equal to two weeks of his base salary payable in two separate payments over one calendar month beginning on the termination date. Mr. Dalsgaard’s employment is “at will” meaning that either party may choose to terminate the employment for any reason at any time, as long as either party gives 60-days written notice to the other party. Mr. Dalsgaard is subject to non-solicitation covenants that expire 36 months following termination of employment, to non-competition restrictions during the term of employment and during any consulting period that follows his employment, and to confidentiality obligations.

Steffan Dalsgaard, age 25, appointed as the Registrant’s Director and Co-Chief Executive Officer. There are were no prior arrangements or understandings between Mr. Dalsgaard and the Registrant and any other person pursuant to which Mr. Dalsgaard was selected for the noted positions. Mr. Dalsgaard has worked for over 6 years in the public and investor relations sector. His ability to identify new business ventures and sustain new clients is key. Previously, Mr. Dalsgaard was the co-founder and Senior Vice President of Constellation Asset Advisors, a multi-faceted marketing, public relations, and consulting firm where he managed operations and maintained the service of clients in the energy, specialty chemicals, high technology and health care sectors. His establishment of long-term partnerships was significant to the company’s success. Prior to Constellation Asset Advisors, Mr. Dalsgaard owned Cali Customs, a custom car audio and design shop where he pursued his passion of audio and vehicle design, he successfully ran the auto shop with a few employees. In his experience of running his own business he attained hands on business expertise while doing what he loved. He graduated from Mobile Dynamics in Mobile Installation, Business, and Enclosure Design. Mr. Dalsgaard, in his years of experience in the public, investor relations and business sector, is especially qualified to understand the risks and leadership challenges facing a growing public relations company from a senior management perspective which led us to conclude that Mr. Dalsgaard should serve as Co-Chief Executive Officer and Director of the Company. Mr. Steffan Dalsgaard is the son of Mr. Jens Dalsgaard. Mr. Dalsgaard has not held any other directorships during the past five years. Mr. Dalsgaard has not been involved in any certain legal proceedings outlined in Item 401 (f) of Regulation SK over the past ten years.

In connection with Mr. Dalsgaard’s appointment as the Company’s Director and Co-Chief Executive Officer, the Company and Mr. Dalsgaard entered into an Employment Agreement, dated June 5, 2014. The Employment Agreement has a term of three years, and unless either party, prior to the expiration date of the Employment Agreement, gives prior written notice of termination, the term of the agreement will be automatically extended for successive one-year periods. Under his Employment Agreement, Mr. Dalsgaard will be entitled to an annual salary of $125,000, and is eligible to receive, at the discretion of the Company, discretionary bonuses and other employee benefits in accordance with their terms as set forward in his employment agreement. As additional consideration pursuant to his Employment Agreement, on June 5, 2014, Mr. Dalsgaard was granted stock appreciation rights covering one hundred thousand (100,000) shares of the Company’s Preferred Class E common stock. The stock appreciation rights vest in increments of 33.333%, 33.333%, and 33.333% on the anniversary dates of the employment agreement. In the event that the Company terminates Mr. Dalsgaard’s employment at will, Mr. Dalsgaard will be entitled to an amount equal to two weeks of his base salary payable in two separate payments over one calendar month beginning on the termination date. Mr. Dalsgaard’s employment is “at will” meaning that either party may choose to terminate the employment for any reason at any time, as long as either party gives 60-days written notice to the other party. Mr. Dalsgaard is subject to non-solicitation covenants that expire 36 months following termination of employment, to non-competition restrictions during the term of employment and during any consulting period that follows his employment, and to confidentiality obligations.

Vanessa Luna, age 31, appointed as the Registrant’s Director, President and Chief Operations Officer. There are were no prior arrangements or understandings between Ms. Luna and the Registrant and any other person pursuant to which Ms. Luna was selected for the noted positions. Ms. Luna has more than 11 years of experience overseeing the day-to-day functions of staff and business operations. Ms. Luna received her college education in Southern California, completing courses in Business Management and Finance. She also holds certifications in multiple employee training, development, and software programs. Before being appointed to the Registrant’s board, Ms. Luna was Director of Business Development at LiveDeal Inc. (NASDAQ) a role in which she was responsible for managing all hands-on operational functions for a Nasdaq listed company. Before joining LiveDeal, Ms. Luna was a Manager in Finance and Account Executive at First Legal Network; Executive Finance Manager of Thornton Financial Services; Response Center Network Manager of American Red Cross (San Diego Chapter); Lead Accounts Specialist of Bank of America Corp. (NYSE) and Client Relations Manager of Next Estate Communications, now Green Dot Corporation (NYSE). Ms. Luna has been a sustaining member in various legal organizations such as CAPA, SDPA (Committee Member), LAPA and SDLSA (Director). Ms. Luna has not held any other directorships during the past five years. Ms. Luna has not been involved in any certain legal proceedings outlined in Item 401 (f) of Regulation SK over the past ten years.

In connection with Ms. Luna’s appointment as the Company’s Director, President and Chief Operating Officer, the Company and Ms. Luna entered into an Employment Agreement, dated June 5, 2014. The Employment Agreement has a term of three years, and unless either party, prior to the expiration date of the Employment Agreement, gives prior written notice of termination, the term of the agreement will be automatically extended for successive one-year periods. Under her Employment Agreement, Ms. Luna will be entitled to an annual salary of $125,000, and is eligible to receive, at the discretion of the Company, discretionary bonuses and other employee benefits in accordance with their terms as set forward in her employment agreement. As additional consideration pursuant to his Employment Agreement, on June 5, 2014, Ms. Luna was granted stock appreciation rights covering one hundred thousand (100,000) shares of the Company’s Preferred Class E common stock. The stock appreciation rights vest in increments of 33.333%, 33.333%, and 33.333% on the anniversary dates of the employment agreement. In the event that the Company terminates Ms. Luna’s employment at will, Ms. Luna will be entitled to an amount equal to two weeks of her base salary payable in two separate payments over one calendar month beginning on the termination date. Ms. Luna’s employment is “at will” meaning that either party may choose to terminate the employment for any reason at any time, as long as either party gives 60-days written notice to the other party. Ms. Luna is subject to non-solicitation covenants that expire 36 months following termination of employment, to non-competition restrictions during the term of employment and during any consulting period that follows her employment, and to confidentiality obligations.

Jamison Moore, age 28 appointed by the Registrant as Director and Chief Business Development Officer. There are were no prior arrangements or understandings between Mr. Moore and the Registrant and any other person pursuant to which Mr. Moore was selected for the noted positions. Mr. Moore has extensive experience in business and research development. Mr. Moore received his college education in Northern California completing courses in Business Management, Finance and Communication. Prior to being appointed Director of the Registrant, Mr. Moore was Vice President of Business Development at Constellation Asset Advisors where he was instrumental in research and development of new clients. He managed all investor awareness campaigns, as well as working with top tier Wall Street advisors daily. Before joining Constellation Asset Advisors he was in Construction Management for multiple companies over a 6-year period. In his management capacity, he facilitated multi-million dollar projects and supervised staff. His expertise in business development will be utilized in the training and development of staff, the extensive research of client retention and the pursuit of new business development. Mr. Moore has not held any other directorships during the past five years. Mr. Moore has not been involved in any certain legal proceedings outlined in Item 401 (f) of Regulation SK over the past ten years.

In connection with Mr. Moore’s appointment as the Company’s Director and Chief Business Development Officer, the Company and Mr. Moore entered into an Employment Agreement, dated June 5, 2014. The Employment Agreement has a term of three years, and unless either party, prior to the expiration date of the Employment Agreement, gives prior written notice of termination, the term of the agreement will be automatically extended for successive one-year periods. Under his Employment Agreement, Mr. Moore will be entitled to an annual salary of $25,000, and is eligible to receive, at the discretion of the Company, discretionary bonuses and other employee benefits in accordance with their terms as set forward in his employment agreement. As additional consideration pursuant to his Employment Agreement, on June 5, 2014, Mr. Moore was granted stock appreciation rights covering sixty five thousand (65,000) shares of the Company’s Preferred Class E common stock. The stock appreciation rights vest in increments of 33.333%, 33.333%, and 33.333% on the anniversary dates of the employment agreement. In the event that the Company terminates Mr. Moore’s employment at will, Mr. Moore will be entitled to an amount equal to two weeks of his base salary payable in two separate payments over one calendar month beginning on the termination date. Mr. Moore’s employment is “at will” meaning that either party may choose to terminate the employment for any reason at any time, as long as either party gives 60-days written notice to the other party. Mr. Moore is subject to non-solicitation covenants that expire 36 months following termination of employment, to non-competition restrictions during the term of employment and during any consulting period that follows his employment, and to confidentiality obligations.

As at September 30, 2014, Mr. John Dinovo resigned his position with the Company as Chief Technology Officer and Director, and Mr. Erik Stephenson resigned his position as President of the Company. Mr. Gary Campbell also resigned as Chief Executive Officer.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Index:

Exhibit Number

Description

EX – 2.1

Agreement and Plan of Merger, dated as of September 11, 2014, among Cytta Corp., Cytta Merger Sub, Inc., EraStar, Inc., Jens Dalsgaard, Steffan Dalsgaard, Vanessa Luna and Jamison Moore

(“Principals”), and any Holder executing a Letter of Transmittal. *

*All disclosure schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted disclosure schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTTA Corp. (Registrant)

Date October 3, 2014

By:/s/ Jens Dalsgaard

Jens Dalsgaard

Chairman of the Board of Directors

Co-Chief Executive Officer